UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. [ ])

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

OAK ASSOCIATES FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Oak Associates Funds

White Oak Select Growth Fund
Pin Oak Equity Fund
Rock Oak Core Growth Fund
River Oak Discovery Fund
Red Oak Technology Select Fund
Black Oak Emerging Technology Fund
Live Oak Health Sciences Fund
(each, a “Fund” and collectively, the “Funds”)

3875 Embassy Parkway, Suite 250
Akron, Ohio 44333

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2019

October 7, 2019

Dear Shareholder:

We need your assistance. A special meeting of shareholders of the Funds (“Meeting”), each a series of the Oak Associates Funds (the “Trust”) will be held at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, on December 10, 2019 at 10:00 a.m. The purpose of the meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a proxy statement and a proxy card.

We look forward to either receiving your proxy card so that your shares may be voted at the Meeting, or to your attendance at the Meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone or the Internet. To vote by telephone please call the toll-free number located on your proxy card. To vote by using the Internet, please use the link located on your proxy card and follow the on-screen instructions.

Your vote is very important to us. Accordingly, a representative of the Trust may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Trust and its Funds.

Sincerely,
/s/ James D. Oelschlager
James D. Oelschlager
Trustee
Oak Associates Funds

Oak Associates Funds

White Oak Select Growth Fund (WOGSX)
Pin Oak Equity Fund (POGSX)
Rock Oak Core Growth Fund (RCKSX)
River Oak Discovery Fund (RIVSX)
Red Oak Technology Select Fund (ROGSX)
Black Oak Emerging Technology Fund (BOGSX)
Live Oak Health Sciences Fund (LOGSX)
(each, a “Fund” and collectively, the “Funds”)

3875 Embassy Parkway, Suite 250
Akron, Ohio 44333

We encourage you to read the full text of the enclosed Proxy Statement. For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders.

FREQUENTLY ASKED QUESTIONS

Q.        What are shareholders being asked to vote upon?

A.       At the meeting scheduled for December 10, 2019, you will be asked to consider and vote on the following proposal:

(1) To approve a new investment advisory agreement between the Oak Associates Funds (the “Trust”), on behalf of the Funds, and Oak Associates, ltd. (“Oak” or the “Adviser”), the investment adviser to the Funds (“New Agreement”).

Q.        Who will manage the Fund prior to the approval of the proposed New Agreement?

A.       Oak will continue to provide investment advisory services to the Funds pursuant to the current advisory agreement between the Adviser and the Trust (the “Current Agreement”).

Q.        Who will manage the Fund after the approval of the proposed New Agreement?

A.       Oak will continue to provide investment advisory services to the Funds pursuant to the New Agreement. The Transaction (defined below) is not expected to result in any change to the portfolio managers of the Funds, and Messrs. Oelschlager and Stimpson will continue to be jointly and primarily responsible for the day-to-day management of the Funds as Co-Chief Investment Officers. It is also expected that the Adviser will continue to employ substantially all of the firm’s existing staff following the completion of the Transaction, while providing the same services as under the Current Agreement.

Q.       Why am I being asked to vote on a proposed New Agreement?

A.       As part of ongoing long-term succession planning, James D. Oelschlager and Vanita Oelschlager, the owners of the Adviser, have agreed to sell substantially all of their collective ownership interest in the Adviser to an ownership group led by certain members of the Adviser’s management team - Robert D. Stimpson, Co-Chief Investment Officer of the Adviser, Margaret L. Ballinger, Chief Compliance Officer and Chief Operating Officer of the Adviser and Carol L. Zollars, Chief Financial Officer of the Adviser (the “Transaction”). The Transaction will result in a change of control of the Adviser, with Mr. Stimpson and Mmes. Ballinger and Zollars owning substantially all of the voting interests. The Transaction is not expected to result in any change to the portfolio managers of the Funds, and Messrs. Oelschlager and Stimpson will continue to be jointly and primarily responsible for the day-to-day management of the Funds as Co-Chief Investment Officers. Additionally, it is expected that the Adviser will continue to employ substantially all of the firm’s existing staff following the completion of the Transaction.

The Transaction will occur on or about December 31, 2019. The Transaction is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Transaction, the Current Agreement will automatically terminate on December 31, 2019, or such other date of the Transaction. Based on this, and in light of its conclusions described in the Proxy Statement, the Adviser proposes that the Current Agreement be replaced with a new agreement with the Adviser that would cover the same services currently provided to the Funds under the Current Agreement. The material provisions of the Current Agreement and the New Agreement are the same. In comparison with the Current Agreement, the New Agreement incorporates certain additional provisions that memorialize and make explicit certain functions and duties of the Adviser that were implicit in the Current Agreement, and incorporates certain regulatory requirements that have gone into effect since the Current Agreement was initially entered into at the Funds’ inception. Additionally, the New Agreement updates the relevant dates of execution, effectiveness and termination. Each Fund’s advisory fee rate will remain unchanged. The New Agreement will take effect immediately upon the completion of the Transaction. The New Agreement will not result in the services provided and the day-to-day management of each Fund by Oak to change.

To enable the Adviser to continue serving as adviser to the Funds, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on August 14, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds (the “Independent Trustees”), approved the New Agreement. Under the 1940 Act, the approval of a Fund’s New Agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. Accordingly, you are being asked to approve the New Agreement. The Transaction is not expected to occur prior to obtaining such approval. The Adviser will continue to manage the Funds pursuant to the Current Agreement until the New Agreement is approved by shareholders and the Transaction is complete.

Q.        How does the change of control affect me?

A.       The change of control is not expected to have an impact on the services received by the Funds, the operations of Oak or the fees payable by the Funds to Oak.

Q.       Will there be any changes to the Funds’ investment policies, strategies or risks in connection with the New Agreement?

A.       No. Each Fund’s investment policies, strategies, and risks will not change as a result of the New Agreement.

Q.        Will the Proposal affect the investments made by the Funds?

A.       No. Approval of the Proposal by a Fund’s shareholders will not have any effect on the principal investment strategies used by such Fund.

Q.        Will the Proposal result in any change in the fees or expenses payable by the Funds?

A.       No. Approval of the proposal by a Fund’s shareholders will not affect the fees or expenses payable by such Fund. If the New Agreement is approved by a Fund’s shareholders, such Fund will pay Oak a management fee equal to the management fee currently being paid.

Q.        What happens if the proposed New Agreement is not approved?

A.       If the shareholders of the Funds do not approve the New Agreement, the Transaction may be delayed and the Board will take such further action as it deems to be in the best interests of the shareholders of the Funds, which may include further solicitation of the Funds’ shareholders to approve the New Agreement.

Q.       How does the Fund’s Board of Trustees recommend that I vote?

A.       After careful consideration, the Board recommends that you vote FOR the proposal on the enclosed proxy card.

Q.       What vote is required to approve the proposal?

A.       The New Agreement must be approved by a “vote of a majority of the outstanding voting securities” of each Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of a Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Q.       Will my Fund pay for this proxy solicitation?

A.       No. The Adviser or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

Q.       How do I place my vote?

A.       You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

Q.       Whom do I call for more information?

A.       Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at 1-800-581-5238. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

White Oak Select Growth Fund
Pin Oak Equity Fund
Rock Oak Core Growth Fund
River Oak Discovery Fund
Red Oak Technology Select Fund
Black Oak Emerging Technology Fund
Live Oak Health Sciences Fund
(each, a “Fund” and collectively, the “Funds”)

3875 Embassy Parkway, Suite 250
Akron, Ohio 44333

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON

DECEMBER 10, 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 10, 2019. The proxy statement is available at www.proxyonline.com/docs/oak2019.pdf or by calling AST Fund Solutions, the Funds’ proxy solicitor, at 1-800-581-5238. The Funds’ annual report is also available on the Funds’ website at www.oakfunds.com/forms-information.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Oak Associates Funds (the “Trust”) will be held at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, on December 10, 2019 at 10:00 a.m., for the following purposes:

1.       To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Oak Associates, ltd, the investment adviser to the Funds (“New Agreement”); and

2.       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record on September 18, 2019, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders are cordially invited to attend the Meeting. Whether or not you expect to be present at the Meeting, please complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at AST Fund Solutions, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

The persons named as proxies will vote “FOR” adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” adjournment those proxies to be voted against a proposal.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of Oak Associates Funds,

/s/ Charles A. Kiraly
Charles A. Kiraly
President
Oak Associates Funds

October 7, 2019

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Funds at (888) 462-5386.

Oak Associates Funds

White Oak Select Growth Fund
Pin Oak Equity Fund
Rock Oak Core Growth Fund
River Oak Discovery Fund
Red Oak Technology Select Fund
Black Oak Emerging Technology Fund
Live Oak Health Sciences Fund
(each, a “Fund” and collectively, the “Funds”)

3875 Embassy Parkway, Suite 250
Akron, Ohio 44333

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 10, 2019

This proxy statement is furnished by the Board of Trustees of Oak Associates Funds (the “Trust”) and its portfolios (collectively, the “Funds”) in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on December 10, 2019, at 10:00 a.m. Eastern Time, or at any adjournment thereof (the “Meeting”), at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about October 7, 2019.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of each Fund to consider and vote on the following proposal (the “Proposal”) which is described in greater detail in this Proxy Statement.

Proposal: To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Oak Associates, ltd. (“Oak” or the “Adviser”), the investment adviser to the Funds (“New Agreement”).

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Funds as of the close of business on September 18, 2019 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. As of the Record Date, the Funds’ approximate number of shares outstanding were as follows:

Fund:	Shares Outstanding
White Oak Select Growth Fund	3,693,416.82
Pin Oak Equity Fund	3,410,091.20
Red Oak Technology Select Fund	21,611,124.07
Black Oak Emerging Technology Fund	6,927,125.93
Live Oak Health Sciences Fund	2,870,842.38
Rock Oak Core Growth Fund	734,619.37
River Oak Discovery Fund	863,529.86

Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact AST Fund Solutions, the Funds’ proxy solicitor, at 1-800-581-5238. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Funds in writing at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling toll-free 1-888-462-5386.

Additional information about the Funds is available in their prospectus, statement of additional information and annual report to shareholders. A copy of the most recent semi-annual and annual report for the Funds is available upon request, without charge, at www.oakfunds.com, by writing the Funds at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-462-5386.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS, AND OAK ASSOCIATES, ltd.

Introduction:

The Board of Trustees (“Board”) of the Oak Associates Funds (the “Trust”) is requesting that the shareholders of the White Oak Select Growth Fund (“White Oak Fund”), Pin Oak Equity Fund (“Pin Oak Fund”), Rock Oak Core Growth Fund (“Rock Oak Fund”), River Oak Discovery Fund (“River Oak Fund”), Red Oak Technology Select Fund (“Red Oak Fund”), Black Oak Emerging Technology Fund (“Black Oak Fund”) and Live Oak Health Sciences Fund (“Live Oak Fund”) (each, a “Fund” and collectively, the “Funds”) approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Oak Associates, ltd. (“Oak” or the “Adviser”) (the “New Agreement”). Oak is an investment adviser registered with the U.S. Securities and Exchange Commissions (“SEC”) and has provided investment advisory services to the Funds since their inception.

Background:

As part of ongoing long-term succession planning, James D. Oelschlager and Vanita Oelschlager, the owners of Oak, have agreed to sell substantially all of their collective ownership interest in the Adviser to an ownership group led by certain members of the Adviser’s management team - Robert D. Stimpson, Co-Chief Investment Officer of the Adviser, Margaret L. Ballinger, Chief Compliance Officer and Chief Operating Officer of the Adviser and Carol L. Zollars, Chief Financial Officer of the Adviser (the “Transaction”). The Transaction will result in a change of control of the Adviser, with Mr. Stimpson and Mmes. Ballinger and Zollars owning substantially all of the voting interests. As a result of the Transaction, Mr. Stimpson may be deemed to be the sole “control person” of the Adviser as that term is defined in section 2(a)(9) of the Investment Company Act of 1940, as amended (“1940 Act”). The Transaction is not expected to result in any change to the portfolio managers of the Funds, and Messrs. Oelschlager and Stimpson will continue to be jointly and primarily responsible for the day-to-day management of the Funds. Additionally, it is expected that the Adviser will continue to employ substantially all of the firm’s existing staff following the completion of the Transaction.

The Transaction is expected to occur on or about December 31, 2019. The Transaction is deemed to be a “change in control” of the Adviser and therefore will constitute an “assignment” under the 1940 Act of the current advisory agreement between the Adviser and the Trust (the “Current Agreement”). Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the Current Agreement will automatically terminate on the date of the Transaction. The Current Agreement was last approved by the initial shareholder of each Fund immediately prior to the commencement of operations of such Fund (for White Oak Select Growth Fund and Pin Oak Equity Fund, August 3, 1992; for Red Oak Technology Select Fund, December 31, 1998; for Black Oak Emerging Technology Fund, December 29, 2000; for Live Oak Health Sciences Fund, June 29, 2001; for Rock Oak Core Growth Fund, December 31, 2004; and for River Oak Discovery Fund, June 30, 2005). The continuation of the Current Agreement for an additional one-year term was last approved by the Board of the Trust at an in-person meeting held on February 10-11, 2019, effective February 27, 2019.

At an in-person meeting held on August 14, 2019 (the “Board Meeting”), in anticipation of the Transaction, the Board approved the New Agreement. The New Agreement will not be effective until approved by a majority vote of the outstanding shares of each Fund and the Transaction is complete. For the avoidance of doubt, each Fund will vote separately with respect to approval of the New Agreement for such Fund. This Proposal is presented with respect to all Funds in a single proposal for ease of reading. The Adviser will continue to manage the Funds pursuant to the Current Agreement until both the New Agreement is approved by shareholders and the Transaction is complete. If the New Agreement is not approved by the Funds’ shareholders, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of the Funds’ shareholders to approve the New Agreement.

A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Consideration in Approving the New Agreement.” The effective date of the New Agreement will be on or about the date both shareholders of a Fund approve the New Agreement and the Transaction is completed. The New Agreement will not increase advisory fees payable by the Funds to Oak. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

COMPARISON OF THE CURRENT AGREEMENT AND NEW AGREEMENT

In comparison with the Current Agreement, the New Agreement incorporates certain additional provisions that memorialize and make explicit certain functions and duties of the Adviser that were implicit in the Current Agreement, and incorporates certain regulatory requirements that had gone into effect since the Current Agreement was initially entered into at the Funds’ inception. Additionally, the New Agreement updates the relevant dates of execution, effectiveness and termination. The stated investment advisory fees to be paid by the Funds are identical under the Current Agreement and the New Agreement. A further comparison of the terms of the New Agreement and the Current Agreement is set forth below.

Topic	New Agreement	Current Agreement
Duties of the Adviser

The New Agreement employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Funds subject to the oversight of the Board and in compliance with the policies of each Fund and applicable law.

The New Agreement also (1) provides the Adviser with explicit authority to open accounts and enter into derivatives trading agreements with counterparties; (2) explicitly requires that the Adviser comply with the Investment Company Act, the Advisers Act, Securities Act, Exchange Act, Internal Revenue Code, and all applicable rules and regulations thereunder; (3) explicitly describes the Adviser’s responsibilities with respect to proxy voting, recordkeeping, and valuation of Fund assets.

The Current Agreement contains the same general mandate as the New Agreement, but does not describe the Adviser’s duties with the same degree of specificity, nor does it provide the explicit authority to open trading accounts, or to execute the Funds’ respective investment strategies.

Code of Ethics	The New Agreement requires that the Adviser adopt a code of ethics that complies with Rule 17j-1 under the 1940 Act, and that the Adviser furnish an annual report to the board regarding its code of ethics.	The Current Agreement does not contain a comparable provision because the Current Agreement predates the adoption of Rule 17j-1.
Recordkeeping	The New Agreement provides that any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.	The Current Agreement contains a substantially similar provision.
Information and Reporting	The New Agreement requires that (1) the Adviser notify the Trust’s Chief Compliance Officer in the event of any material breach of a Fund’s investment policies or applicable law; (2) the Adviser provide the Trust with any information reasonably requested regarding the Adviser’s management of the Funds required for any Board meeting or regulatory filing; (3) the Adviser provide the Trust with any information regarding Fund transactions reasonably necessary to conduct compliance testing.	The Current Agreement does not contain a comparable provision because the Current Agreement predates the adoption of Rule 38a-1.
Fund Transactions

The New Agreement provides that the Adviser shall have full discretion to select brokers, open brokerage accounts, and to effect securities transactions on behalf of the Fund.

In addition, the New Agreement contains provisions describing the Adviser’s ability to effect trades as principal, to aggregate Fund transactions with those of other clients of the Adviser, and to effect trades through affiliated brokers.

The Current Agreement provides that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of Fund securities for the Funds. The ability to open accounts - although understood to exist - is not provided in the Current Agreement.

The Current Agreement is silent as to principal transactions, aggregated transactions, and the use of affiliated brokers.

Custody	The New Agreement prohibits the Adviser from taking or receiving physical possession of cash, securities, or other investments of a Fund.	The Current Agreement does not contain a comparable provision.
Allocation of Charges and Expenses

The New Agreement provides that the Adviser shall bear the Adviser’s own costs of providing services thereunder. Further, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

The New Agreement similarly clarifies the respective responsibilities of the Funds and the Adviser with regard to prospectus fulfillment. The New Agreement explicitly affirms that the Funds’ ability to use its assets for distribution purposes would be limited to assets derived from a 12b-1 Plan, in the event the Funds were to adopt such a plan in the future.

The Current Agreement does not contain a general allocation of expenses.

The Current Agreement bifurcates marketing and distribution expenses in a similar fashion as the New Agreement.

The Current Agreement provides that any expenses in excess of a Fund’s expense cap shall be borne by the Adviser, but that the Adviser will not bear expenses of any Fund which would result in the Fund’s inability to qualify as a RIC. This concept is already incorporated into the separate Expense Limitation Agreement to which the Adviser and the Funds are parties.

Representations, Warranties and Covenants	The New Agreement contains representations by the Adviser that (1) it is a Registered Investment Adviser; (2) it has properly filed and updated an accurate Form ADV; (3) has reviewed and will review all disclosure documents and that such documents do not contain any untrue statement of material fact or fail to state any fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Adviser and the Adviser’s affiliates, a Fund’s investment strategies and related risks, and other information supplied by the Adviser for inclusion therein; (4) the Adviser maintains errors and omissions insurance; (5) the Adviser is not party to any arrangement or understanding that would influence its investment selections for the Fund; and (6) the Adviser shall act honestly, in good faith, and in the best interests of the Trust, including placing the interests of the Fund ahead of its own, in acting as Investment Adviser to the Fund.	With respect to each representation, the Current Agreement does not contain a comparable provision.
Use of Name	The New Agreement grants to the Trust a license to use the Adviser’s name or any portion thereof, and grants to the Adviser the right to use its own name in connection with the operations and management of a Fund.	The Current Agreement provides that the Adviser grants a license to the Trust for use of the Advisers name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.
Compensation of the Adviser

The New Agreement provides that compensation shall be paid to the Adviser at the end of each month, based on the average daily net assets of the relevant Fund.

The New Agreement describes the method of calculating net assets, and pro rata adjustments for stub periods.

The New Agreement provides that all rights of compensation under the New Agreement for services performed as of the termination date shall survive the termination of the New Agreement.

The Current Agreement contains substantially similar provision regarding compensation, but does not describe calculation of net assets or adjustments for stub periods.
Independent Contractor	The New Agreement provides that the Adviser is an Independent Contractor, and shall have no authority to act for or represent the Trust.	The Current Agreement contains a substantially similar provision.

Assignment and Amendment	The New Agreement provides that it shall automatically terminate upon its assignment, and that it may be amended only by written agreement.	The Current Agreement provides that is will automatically terminate in the event of its assignment. The Current Agreement is silent as to amendments.
Duration and Termination

The New Agreement provides that it may be terminated (1) for cause, with the vote of the Board or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of the Fund or (2) by the Adviser at any time upon not more than 60 days nor less than 30 days’ notice.

The New Agreement shall terminate two years from the date of the Agreement’s execution date, unless specifically approved at least annually thereafter by (i) a majority vote of the independent Trustees, at an in-person meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

The Current Agreement provides that it may be terminated as to any Fund (1) at any time by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or (2) by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust.

The Current Agreement contains substantially similar provisions for its initial two year term, and annual renewals thereafter as the New Agreement.

Status of the Adviser	The New Agreement provides that the services of the Adviser are not exclusive to the Trust.	The Current Agreement contains a substantially similar provision.
Limitation on Liability	The New Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder, except as provided for under applicable law.	The Current Agreement contains a substantially similar provision.
Confidentiality	The New Agreement contains bilateral confidentiality provisions subject to standard carve-outs and exclusions.	The Current Agreement does not contain comparable provisions.
Permissible Interests	The New Agreement provides that Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser is or may be interested in the Trust as a shareholder or otherwise.	The Current Agreement contains a substantially similar provision.
Change in Adviser’s Ownership	The New Agreement requires that the Adviser notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to said change being effected.	The Current Agreement does not require any notice of a change in ownership of the Adviser until after such change in ownership is complete.

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A. Other than as discussed above under “Comparison of the Current Agreement and New Agreement” the following material terms of the New Agreement are the same as the Current Agreement.

General. Subject to the oversight of the Board, Oak will continue to manage the Funds in accordance with each Fund’s investment objective, restrictions and policies as stated in the Prospectus and Statement of Additional Information. Additionally, Oak will continue to manage the investment and reinvestment of the assets of each Fund, continuously review, supervise, and administer the investment program of each Fund and determine in its discretion the securities to be purchased or sold subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A.

Compensation. For the services rendered, the Funds will pay Oak an investment advisory fee, which is payable to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as follows:

Fund:	Fee:
White Oak Select Growth Fund	0.74%
Pin Oak Equity Fund	0.74%
Red Oak Technology Select Fund	0.74%
Black Oak Emerging Technology Fund	0.74%
Live Oak Health Sciences Fund	0.74%
Rock Oak Core Growth Fund	0.74%
River Oak Discovery Fund	0.90%

Brokerage. Oak has full discretion to select brokers and dealers, open securities accounts, and arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by Oak. In the selection of these brokers or dealers and the placing of these orders, Oak is directed at all times to seek, for each Fund, the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for each Fund that Oak have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended and any SEC staff interpretations thereof. Oak, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Adviser in connection with the Adviser’s or the Adviser’s affiliates’ services to other clients.

Liability. Oak shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders and executed for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of the Independent Trustees, at an in-person meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

Amendment. The New Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties to the New Agreement and in accordance with the 1940 Act, when applicable.

Termination. Under the terms of the New Agreement, Oak may terminate the New Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust.

Each Fund’s advisory fees will not change under the New Agreement. For services rendered, the Funds will pay Oak an investment advisory fee, which is payable to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates. Set forth below are the contractual investment advisory fees payable to Oak as investment adviser to the Funds and aggregate advisory fees paid to Oak during the last fiscal year.

Fund:	Advisory Fee:	Total Advisory Fees Paid During the Fiscal Year Ended October 31, 2018	Net Advisory Fees Paid During the Fiscal Year Ended October 31, 2018
White Oak Select Growth Fund	0.74%	$2,330,733	$2,330,733
Pin Oak Equity Fund	0.74%	$1,771,950	$1,771,950
Red Oak Technology Select Fund	0.74%	$3,922,429	$3,922,429
Black Oak Emerging Technology Fund	0.74%	$290,965	$290,965
Live Oak Health Sciences Fund	0.74%	$476,208	$476,208
Rock Oak Core Growth Fund	0.74%	$108,422	$97,440
River Oak Discovery Fund	0.90%	$127,359	$106,179

The Adviser has contractually agreed through February 28, 2020 or two years from the effective date of the New Agreement, whichever is later, to waive all or a portion of its fee for each of the Funds (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions and “Acquired Fund” fees and expenses, as applicable), expressed as a percentage of each Fund’s average daily net assets, as follows:

White Oak Select Growth Fund	1.25%
Pin Oak Equity Fund	1.25%
Rock Oak Core Growth Fund	1.25%
River Oak Discovery Fund	1.35%
Red Oak Technology Select Fund	1.35%
Black Oak Emerging Technology Fund	1.35%
Live Oak Health Sciences Fund	1.35%

INFORMATION ABOUT OAK

Oak is an investment adviser registered under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Oak was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship he founded in 1985 and, in addition to serving as the investment adviser to the Funds, provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. As of January 31, 2019, the Adviser had discretionary management authority with respect to approximately $1.71 billion of assets under management. As discussed under the “Background” section above, James D. Oelschlager and Vanita Oelschlager have agreed to the Transaction, by which they would sell substantially all of their ownership interest in the Adviser to an ownership group led by certain members of the its management team - Robert D. Stimpson, Co-Chief Investment Officer of the Adviser and Margaret L. Ballinger, Chief Compliance Officer and Chief Operating Officer of the Adviser and Carol L. Zollars, Chief Financial Officer of the Adviser. Upon consummation of the Transaction, Robert D. Stimpson, Margaret L. Ballinger and Carol L. Zollars, each an employee and officer of the Adviser, will acquire substantially all of the assets of the Adviser from James D. Oelschlager and Vanita Oelschlager, the founders of Oak. As a result of the Transaction, control of the advisory business with respect to the Funds will change from Mr. and Mrs. Oelschlager, who majority-own and control the Adviser, to Mr. Stimpson and Mmes. Ballinger and Zollars. It is expected that the Adviser will continue to employ substantially all of the firm’s existing staff following completion of the Transaction. Messrs. Stimpson and Mmes. Ballinger and Zollars collectively have over 86 years of providing investment management services. The following table lists the name and principal occupation of the principal executive officers of Oak. The address of each person in the table below is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

Name	Principal Occupation	Position with the Trust
James D. Oelschlager	Founder, President and Co-Chief Investment Officer of Oak	Trustee
Margaret L. Ballinger	Chief Compliance Officer and Chief Operating Officer of Oak	Chief Compliance Officer
Carol L. Zollars	Chief Financial Officer of Oak	N/A
Robert D. Stimpson	Co-Chief Investment Officer of Oak	N/A

Messrs. Oelschlager and John G. Stimpson are each Trustees of the Trust and are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Oelschlager holds a controlling ownership interest in the Adviser, and is interested by virtue of such ownership interest. He is also interested by virtue of his status as an officer of the Adviser. Mr. John G. Stimpson is considered interested because of his family relationship with an employee of the Adviser. Except as noted above, no Trustee or officer of the Trust currently holds any position with Oak or its affiliated persons.

Oak provides investment subadvisory services to other funds that may have investment objectives and policies similar to those of certain of the Funds. The table set forth below lists such other funds advised by Oak, the net assets of those funds and the subadvisory fees payable by each fund to Oak as a percentage of its average daily net assets.

Funds Subadvised by Oak	Net Assets as of June 30, 2019	Subadvisory Fees Payable to Oak (calculated as a percent per annum of the Fund’s average daily net assets)
Saratoga Technology and Communications Fund	$56,209,477	0.30%

Saratoga Health and Biotechnology Portfolio	$13,792,385	0.30%

Brokerage Transactions. For the fiscal year ended October 31, 2018, the Funds did not effect any brokerage transactions in their portfolio securities with brokers who may be deemed to be affiliated persons of the Funds, the Funds’ distributor, or any affiliated persons of such persons.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor to an investment adviser who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract on the satisfaction of two conditions. The first condition specifies that, during the three-year period immediately following completion of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the completion of the Transaction, it is anticipated that at least 75% of the Trustees will not be "interested persons" (as defined in the 1940 Act) of Oak. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. Oak will not impose or seek to impose on the Funds any "unfair burden" as a result of the Transaction.

BOARD CONSIDERATION IN APPROVING THE NEW AGREEMENT

Before considering the New Agreement, the Board of Trustees (“Board” or “Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Transaction and the resultant change of control. In determining whether to approve the New Agreement, the Trustees considered information provided by Oak in conjunction with the August 14, 2019 in-person meeting of the Board. At the in-person meeting, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement.

In determining whether to approve the New Agreement, the Trustees re-considered their recent deliberations made in discussions which began at the pre-15(c) meeting special meeting of the Independent Trustees held on January 28, 2019 and which were continued at the meeting of the Trustees held on February 10-11, 2019 with respect to the Current Agreement and deliberated upon updated and supplemental information. The Trustees also considered a wide variety of information from the Adviser, including information provided by the Adviser in response to a request from counsel on behalf of the Trustees in accordance with Section 15(c) of the 1940 Act, to assist in their deliberations as well as information received throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance (the “Adviser Materials”). Prior to the in-person Board meeting held in August, the Independent Trustees held a special meeting on August 9, 2019 to discuss the Adviser Materials. Following the August 9, 2019 meeting, the Independent Trustees, with the assistance of their independent legal counsel, requested that the Adviser provide additional information to the Trustees for the meeting held on August 14, 2019. In addition, the Independent Trustees discussed and considered the Adviser Materials and the approval of the New Agreement in an executive session of the Independent Trustees held during the August 14, 2019 meeting as well as during the regular course of the meeting, and received counsel from their independent legal counsel.

At the August meeting, representatives from Oak joined the meeting and discussed the Transaction, including the background of and reasons for the Transaction. They also discussed Oak’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of Oak responded to questions from the Board. The Board members also inquired about the plans for, and the new management roles and responsibilities of, certain employees and officers of Oak as a result of the change of control. In connection with the Trustees’ review of the New Agreement, the representatives from Oak emphasized that: (i) it expected that there will be no adverse changes as a result of the change of control in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on Oak’s financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) Oak has no present intention to alter the expense limitations and reimbursements currently in effect for each Fund. The Board also noted that it had previously reviewed and considered certain materials and presentations provided by the Adviser, which had contained information that assisted the Trustees in assessing the Adviser’s investment advisory services, its investment process and regulatory/compliance capabilities and record, as well as the Adviser’s investment philosophy, Fund performance records, and trade execution capabilities. The Board also noted that it had previously considered certain non-advisory services provided to the Funds, such as the services of Adviser employees as Trust officers and other personnel provided that are necessary for Fund operations, including the services of the Trust’s Chief Compliance Officer provided to the Funds at no cost to the Funds and certain employees of the Adviser serving as Trust officers overseeing and managing the other Fund service providers.

In addition to the information provided by Oak, the Trustees also considered all other factors they believed to be relevant to evaluating the New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between each Fund and Oak, as provided in the New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the differences and similarities between the Current Agreement and the New Agreement, noting specifically that the New Agreement is not intended to change the existing relationship of the Trust with the Adviser; rather, the New Agreement is intended to more specifically define the rights and obligations of the advisory relationship that currently exists; (ii) the Board’s full annual review of the Current Agreement at the in-person meeting held on February 10-11, 2019 as required by the 1940 Act and their determination at that time that (a) Oak had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to each Fund and (b) the advisory fees paid by such Fund, taking into account any applicable fee limitations, represent reasonable compensation to Oak in light of the services provided, the costs to Oak of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of Oak are not currently expected to change as a result of the change of control. Certain of these considerations are discussed in more detail below. As part of the Board’s decision-making process, the Board considered the nature, extent, and quality of the services historically provided to each of the Funds by the Adviser. In reviewing the nature, extent, and quality of services, the Board considered that the New Agreement was not intended to change the existing relationship of the Trust with the Adviser; rather, the New Agreement incorporates certain additional provisions that memorialize and make explicit certain functions and duties of the Adviser that were implicit in the Current Agreement and incorporates certain regulatory developments. The Board therefore considered presentations by Trust officers and representatives of the Adviser during the year at regular Board meetings covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies, and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered Oak’s personnel and the depth of Oak’s personnel who possess the experience to provide investment management services to the Funds, and noted that, based on the information provided by Oak, no material changes are expected as a result of the change of control in Oak’s personnel or operations. The Board noted that the Adviser has managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interest of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Adviser’s investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this regard, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Trustees also considered performance information in the Adviser Materials for Oak and each of the Funds. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance presented in connection with the approval of the New Agreement at the August 14, 2019 in-person meeting and the annual approval of the continuation of the Current Agreement at the February 10-11, 2019 in-person meeting. The Trustees considered the investment performance of each Fund. The Trustees reviewed presentations by the Adviser’s portfolio managers for each Fund as well as a report prepared by the Trust’s administrator that provided performance information for the three month, year-to-date, one year, three year, five year, ten year and since inception periods ended June 30, 2019 (as applicable to each Fund), including information comparing each Fund’s performance to that of each Fund’s benchmark index and peer funds as categorized by Lipper Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”), both independent sources of investment company data. The Trustees considered the investment performance for the Funds and Oak. as compared to each Fund’s benchmark, peer group averages and any applicable comparable funds or accounts managed by the Adviser for the one year, three year, five year, ten year and since inception periods (as applicable to each Fund) ending as of June 30, 2019. The Trustees also noted that they had previously evaluated the performance of the Adviser’s separate accounts relative to the White Oak Fund, the River Oak Fund, the Pin Oak Fund and the Red Oak Fund, and in the case of the Red Oak Fund and the Live Oak Fund, to a similarly managed fund for which the Adviser serves as sub-adviser.

The Trustees also reviewed the Adviser’s commentary regarding the performance data and the various factors contributing to each Fund’s short- and long-term performance. The Trustees took note of the various periods where each Fund outperformed, underperformed or performed in line with its respective peer group averages and benchmark. The Trustees noted that several of the Funds’ relative performance was positive and generally favorable for the one year period ended June 30, 2019 except for the Rock Oak Fund, River Oak Fund and Black Oak Fund, each of which had negative performance. For the one year period ended June 30, 2019, the Red Oak Fund underperformed its benchmark but outperformed its peer group averages; and the White Oak Fund, Pin Oak Fund, Rock Oak Fund, River Oak Fund, Black Oak Fund and the Live Oak Fund each underperformed their respective benchmarks and peer group averages. For certain of the other longer-term periods ended June 30, the Trustees noted that the White Oak Fund, the Pin Oak Fund, the Rock Oak Fund and the Red Oak Fund outperformed certain of their respective benchmarks and peer group averages, and underperformed for others; while the River Oak Fund, the Black Oak Fund and the Live Oak each lagged in all categories over these same longer term periods. In the case of each Fund with performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of such Fund, including, among other things, differences in a Fund’s respective investment strategies and portfolio construction in comparison to the funds included in its respective Morningstar and Lipper peer groups. Further, the Board discussed with the Adviser the reasons behind such results for each applicable Fund. In addition, the Trustees considered other factors that supported the approval of the New Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with each Fund’s respective investment objective and policies; (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks; and (iii) that many of the Funds’ peers are larger in size than the corresponding Fund, including that this factor may impact the relative performance of the Funds. Taking note of the Adviser’s discussion of (i) the various factors contributing to each Fund’s performance and (ii) its continuing commitment to each Fund’s current investment strategy, the Independent Trustees concluded that the investment performance of each Fund was sufficient based on the information provided at the August 14, 2019 in-person meeting. The Trustees considered the advisory fees paid to the Adviser, the total expense ratios of each Fund, and the Adviser’s commitment to continue to waive its advisory fees and/or reimburse Fund expenses in order to maintain stated caps on Fund operating expenses. The Trustees reviewed presentations by Trust officers, including information about the reported fees and expenses of each Fund’s peer funds compiled by the Trust’s administrator from data obtained from Lipper. The Trustees also received information from the Adviser regarding compensation arrangements for other accounts managed by the Adviser, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Funds and such accounts. The Trustees noted that the Adviser waived a portion of its advisory fee with respect to each of the Rock Oak Fund and the River Oak Fund in order to maintain the stated cap on Fund operating expenses. The Independent Trustees further considered the Adviser’s profitability derived from its relationship with the Trust on a Fund-by-Fund basis, based on information reported by the Adviser, including information regarding the financial condition of the Adviser. The Independent Trustees concluded that each Fund’s advisory fee set forth in the Advisory Agreement was reasonable and did not result in an excessive profit to the Adviser in relation to the nature, extent and quality of services provided. The Independent Trustees also concluded that the overall expense ratio for each Fund is reasonable in comparison to the average expense ratio of funds in each Fund’s respective Lipper category, and in light of various factors, such as Fund size and quality of service.

The Trustees considered the information provided by the Adviser with respect to potential “fall out” benefits to the Adviser from its relationship with the Funds, such as benefits to the Adviser in receipt of research paid for with Fund commissions (i.e., soft dollars) and in attracting and retaining non-Fund advisory clients. The Trustees also reviewed additional information provided by the Adviser in connection with their follow-up question on the Adviser’s estimated annual soft dollar commitment. The Trustees considered the information they were provided about the Adviser’s portfolio brokerage practices on behalf of the Funds, including its policies with respect to obtaining benefits from use of the Funds’ brokerage commissions to obtain research that also could be used for the Adviser’s other clients, and the Independent Trustees concluded that the Adviser’s portfolio brokerage practices appeared to be reasonably designed to achieve best execution on Fund trades.

The Trustees considered whether there were economies of scale in managing the Funds, and in light of the relatively small size of the Funds and the Adviser’s commitment to waive its advisory fees and/or reimburse Fund expenses in order to maintain stated caps on the Funds’ operating expenses, determined that such economies of scale were not present. As such, the Trustees did not consider whether any economies of scale were adequately shared with Fund shareholders.

In voting to approve the New Agreement, the Board considered all factors it deemed relevant, including the Adviser Materials. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the New Agreement would be in the best interests of each Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement for each Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Transfer Agent, Dividend Paying Agent and Shareholder Service Agent	Ultimus Fund Solutions, LLC
Distributor	Ultimus Fund Distributors, LLC
Custodian	U.S. Bank, N.A.
Legal Counsel	Pepper Hamilton LLP

Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC are each located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and U.S. Bank, N.A. is located at 425 Walnut Street, Cincinnati, Ohio 45202.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held and, each fractional share entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone will be paid by Oak. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of Ultimus Fund Solutions, LLC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. The Trust has engaged AST Fund Solutions, a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone or personally. The anticipated cost of soliciting proxies is approximately $335,000.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at 1-800-581-5238.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to Oak Associates Funds, c/o AST Fund Solutions, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of a majority in interest of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

As of the Record Date, the Funds had issued and outstanding shares as follows:

Fund Name	Shares Outstanding
White Oak Select Growth Fund	3,693,416.82
Pin Oak Equity Fund	3,410,091.20
Red Oak Technology Select Fund	21,611,124.07
Black Oak Emerging Technology Fund	6,927,125.93
Live Oak Health Sciences Fund	2,870,842.38
Rock Oak Core Growth Fund	734,619.37
River Oak Discovery Fund	863,529.86

As of the Record Date, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

White Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS /TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	18.76%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	16.12%

Pin Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	33.01%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	10.19%
TD INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	7.83%

Rock Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990/ VANITA B OELSCHLAGER TTEE 1000 WOODHAVEN BLVD AKRON OH 44333-1067	18.17%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	10.85%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	9.80%
JAMES D OELSCHLAGER TRUST U/A DTD 07/26/04/ JAMES D OELSCHLAGER TTEE 1000 WOODHAVEN BLVD AKRON OH 44333-1067	6.70%

River Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
JAMES D OELSCHLAGER TRUST/JAMES D OELSCHLAGER TTEE U/A DTD 07/26/04 1000 WOODHAVEN BLVD AKRON, OH 44333-1067	29.03%
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990/ VANITA B OELSCHLAGER TTEE 1000 WOODHAVEN BLVD AKRON OH 44333-1067	8.29%
OAK CLINIC MS OPERATIONS 3875 EMBASSY PKWY STE 250 AKRON OH 44333-8355	6.27%

Red Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	37.15%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	26.02%
TD INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	8.31%

Black Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
JAMES D OELSCHLAGER TRUST U/A DTD 07/26/04 1000 WOODHAVEN BLVD AKRON OH 44333-1067	7.89%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	7.19%
VANITA B OELSCHLAGER TRUST U/A DTD 03/27/1990 1000 WOODHAVEN BLVD AKRON OH 44333-1067	7.05%
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	5.76%

Live Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN GLENFORD LUKE EARL TYRREL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	25.26%
CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	8.56%

The Trust believes that most of the shares referred to above were held by those intermediaries indicated in accounts for their beneficial, agency or custodial customers.

As of the Record Date, officers and Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: White Oak 2.63%; Pin Oak 5.52%; Rock Oak 34.14%; River Oak 64.05%; Red Oak 1.95%; Black Oak 23.20%; and Live Oak 17.63%.

Shareholder Proposals

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Oak Associates Funds, c/o AST Fund Solutions, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

Proxy Statement Delivery

Only one copy of this Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact AST Fund Solutions, the Funds’ proxy solicitor, at 1-800-581-5238. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Funds in writing at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling toll-free 1-888-462-5386.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 10, 2019.

The Notice of Special Meeting of Shareholders and this Proxy Statement are available at www.proxyonline.com/docs/oak2019.pdf. You may request a copy by mail by writing the Funds at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-462-5386 You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

By Order of the Board of Trustees of Oak Associates Funds,

/s/ Charles A. Kiraly
Charles A. Kiraly
President
Oak Associates Funds

Dated: October 7, 2019

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [•], 2019 by and between Oak Associates Funds, a Massachusetts business trust (the “Trust”), and Oak Associates, ltd. (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies; and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the series listed on Schedule A of this Agreement as may be amended from time to time (the “Funds” and each, a “Fund”), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

I.	Duties of Adviser

Section 1. Investment Management. The Trust employs the Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets of each Fund, and to continuously review, supervise, and administer the investment program of each Fund and to determine in its discretion the securities to be purchased or sold subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of each Fund, as from time to time shall be in effect. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments in any way shall limit the right of the Board to establish or revise policies in connection with the management of each Fund assets or to otherwise to exercise the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Adviser has the authority to open accounts and enter into trading agreements on behalf of each of the Funds and to adhere on each Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

Section 2. Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. In selecting a Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

Section 3. Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has determined to delegate such authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise the Adviser’s proxy voting responsibilities. The Adviser shall carry out said responsibilities in accordance with any instructions that the Board provides from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Adviser’s fiduciary responsibilities. The Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Funds’ custodian and/or broker(s) promptly to forward to the Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolios of the Funds (other than materials relating to legal proceedings against the Funds). The Adviser may also instruct the Funds’ custodian and/or broker(s) to provide reports of holdings in the portfolios of the Funds. Subject to advance written notice to the Board, the Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds’ custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders as determined on a case-by-case basis.

Section 4. Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Trust’s Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Adviser’s responsibilities provided hereunder with respect to the Funds, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

Section 5. Holdings Information and Pricing. The Adviser shall provide regular reports to the Board regarding Fund holdings, and, on the Adviser’s own initiative, may furnish the Trust and the Trust’s Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser is aware to the Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

Section 6. Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Funds as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

II.        Code of Ethics. The Adviser has adopted a written code of ethics that the Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Adviser has provided to the Trust. The Adviser shall ensure that the Adviser’s “Access Persons” (as that term is defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, (ii) notice of any material amendments to the Code of Ethics and (iii) a certification that the Adviser has adopted procedures reasonably necessary to prevent the Adviser’s Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Trust’s Board concerning the Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser immediately shall notify the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

III.       Information and Reporting. The Adviser shall provide the Trust and the Trust’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Trust from time to time reasonably may request.

Section 1. Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer immediately upon detection of: (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines, or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and the diversification and source of income rules of Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board reasonably may request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of2002, as amended. The Adviser shall promptly notify the Trust in the event that: (A) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (B) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

Section 2. Board and Filings Information. The Adviser shall provide the Trust with any information reasonably requested regarding the Adviser’s management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement or other regulatory filing to be filed by the Trust with the Commission. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Adviser’s investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

Section 3. Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or the Trust’s designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust, in the Trust’s sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Trust or the Trust’s designated agent in no way relieves the Adviser of the Adviser’s own responsibilities under this Agreement.

IV.	Fund Transactions

Section 1. Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of the Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

Section 2. Placement of Orders. The Adviser shall have full discretion to select brokers and dealers, open securities accounts, and arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of these brokers or dealers and the placing of these orders, the Adviser is directed at all times to seek for each Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for each Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Adviser in connection with the Adviser’s or the Adviser’s affiliates’ services to other clients.

Section 3. Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with the Adviser’s fiduciary obligations to a Fund and to such other clients under the circumstances.

Section 4. Affiliated Brokers. The Adviser or any of the Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or the Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

V.         Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

VI.	Allocation of Charges and Expenses

Section 1. The Adviser shall bear the Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Section 2. Unless the Trust, in respect of a Fund, has adopted a shareholder distribution or service plan pursuant to Rule 12b-1 under the 1940 Act or otherwise permitted by law, (i) the Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients of such Fund and (ii) the Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports in respect of such Fund.

VII.	Representations, Warranties, and Covenants

Section 1. Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser’s investment management operations.

Section 2. ADV Disclosure. The Adviser has provided the Trust with a copy of Part I of the Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Adviser’s Form ADV with the Commission or updating Part II of the Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

Section 3. Fund Disclosure Documents. The Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 4. Use Of Name. The Adviser has the right to use its name in connection with the Adviser’s services to the Trust and, subject to the terms set forth in Section 8. of this Agreement, the Trust shall have the right to use the Adviser’s name in connection with the management and operation of the Funds until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser or the Trust to use its name.

Section 5. Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Adviser’s insurance policies. Furthermore, the Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

Section 6. No Detrimental Agreement. The Adviser represents and warrants that the Adviser has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to the Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

Section 7. Conflicts. The Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Adviser’s fiduciary duties under applicable law.

Section 8. Representations. The representations and warranties in this Section VII shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section III. SECTION 1 of this Agreement, whether or not specifically referenced in said report.

VIII.    License of Adviser’s Name. The Adviser grants to the Trust a license to use its name or any portion thereof (the “Name”) as part of the name of the Fund for the duration of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (a) use the Name only in a manner consistent with uses approved by the Adviser; and (b) adhere to such specific quality control standards as the Adviser from time to time reasonably may promulgate. At the request of the Adviser, the Trust: (i) shall submit to Adviser representative samples of any promotional materials using the Name; and (ii) shall change the name of a Fund within thirty (30) days of the Trust’s receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and thereafter shall not transact any business using the Name in the name of the Fund.

IX.	Compensation of the Adviser.

Section 1. For the services to be rendered by the Adviser as provided in Sections I and II of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets.

Section 2. The fee shall be based on the average daily net assets for the month involved. The method for determining average daily net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

Section 3. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

X.         Independent Contractor. In the performance of the Adviser’s duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed to be an agent of the Trust or the Funds. If any occasion should arise in which the Adviser gives any advice to the Adviser’s clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

XI.	Assignment and Amendments

Section 1. This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Adviser of any liability incurred hereunder.

Section 2. This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

XII.      Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section XII, SECTION 3 hereof, and unless terminated automatically as set forth in Section XI hereof or until terminated as follows:

Section 1. The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

Section 2. The Adviser at any time may terminate this Agreement upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

Section 3. This Agreement automatically shall terminate two years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act or the Adviser, at an in-person meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of a Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Section 4. Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of each of the Funds and with respect to any Fund’s assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct, and otherwise shall cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

XIII.    Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

XIV.     Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder other than those duties required to fulfill the Adviser’s fiduciary duties. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or federal securities law which cannot be waived or modified hereby. (As used in this Section XIV, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

XV.	Confidentiality

Section 1. From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

Section 2. Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

Section 3. Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (i) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (v) below; (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

Section 4. Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

Section 5. Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

Section 6. It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

XVI.     Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

XVII.   Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

XVIII.  Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333 and if to the Adviser at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

XIX.     Change In the Adviser’s Ownership. The Adviser agrees that the Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to said change being effected.

XX.      Governing Law and Jurisdiction

Section 1. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, and the Adviser consents to the jurisdiction of courts, both state and federal, in Massachusetts, with respect to any dispute under this Agreement.

Section 2. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

Section 3. No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Funds for payment of fees for services rendered to the Funds.

XXI.     Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

XXII.   Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

OAK ASSOCIATES FUNDS

By:
Name:
Title:

OAK ASSOCIATES, ltd.

By:
Name:
Title:

Schedule A

Fund:	Fee:
White Oak Select Growth Fund	0.74%
Pin Oak Equity Fund	0.74%
Red Oak Technology Select Fund	0.74%
Black Oak Emerging Technology Fund	0.74%
Live Oak Health Sciences Fund	0.74%
Rock Oak Core Growth Fund	0.74%
River Oak Discovery Fund	0.90%

EXHIBIT B

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

Pin Oak Equity Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Pin Oak Equity Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Pin Oak Equity Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

Rock Oak Core Growth Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Rock Oak Core Growth Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

Rock Oak Core Growth Fund **PROXY CARD**

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

OAK ASSOCIATES FUNDS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

White Oak Select Growth Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of White Oak Select Growth Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

White Oak Select Growth Fund **PROXY CARD**

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

River Oak Discovery Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of River Oak Discovery Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

River Oak Discovery Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

OAK
ASSOCIATES FUNDS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

Red Oak Technology Select Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Red Oak Technology Select Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

Red Oak Technology Select Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

Black Oak Emerging Technology Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Black Oak Emerging Technology Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

Black Oak Emerging Technology Fund **PROXY CARD**

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

OAK
ASSOCIATES FUNDS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

Live Oak Health Sciences Fund

OAK ASSOCIATES FUNDS

The undersigned, revoking all Proxies heretofore given, hereby appoints Charles A. Kiraly as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Live Oak Health Sciences Fund, a portfolio series of the Oak Associates Funds (the "Trust"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 10, 2019, at the offices of Hanna Rasnick Evanchan Palmisano Hobson & Fox, LLC, 388 South Main Street, Suite 402, Akron, Ohio 44311, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 581-5238**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/oak2019.pdf

Live Oak Health Sciences Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]